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EX - 10.20.15

                             MODIFICATION AGREEMENT
                             ----------------------

         THIS MODIFICATION AGREEMENT made as of the 18th day of May 2001 by and between EUROTECH LTD., a District of Columbia corporation (the "COMPANY"), and WOODWARD LLC, a Cayman Islands limited liability company ("PURCHASER").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the parties hereto have previously executed and delivered the Common Stock Purchase Agreements dated March 1, 2000 (Tranche A) for 1,200,000 shares, and April 24, 2000 (Tranche B) for 2,000,000 shares and the related other Transaction Documents, as more particularly defined in the Common Stock Purchase Agreement (a copy of which have been filed with the Securities and Exchange Commission as Exhibits 10.20.6 and 10.20.7 to the Company's Form 10-Q for the quarter ended March 31, 2000 and the quarter ended June 30, 2000, respectively); and
         WHEREAS, the parties hereto have previously executed and delivered the Common Stock Purchase Agreement dated March 30, 2001 for 1,333,333 shares and the related other Transaction Documents, as more particularly defined in the Common Stock Purchase Agreement (the "2001 SPA") (a copy of which have been filed with the Securities and Exchange Commission as Exhibits 10.20.13 and
10.20.14 to the Company's Form 10-Q for the quarter ended March 31, 2001; and WHEREAS, the parties have agreed to further modify certain terms and provisions of all three Common Stock Purchase Agreements.

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         NOW, THEREFORE, it is agreed by and between the parties as follows:

         1. Solely with respect to 600,000 shares of Tranche A, which have not been repriced as of the date hereof, Section 2.4 of the March 1, 2000 Common Stock Purchase Agreement is hereby amended to read as follows:

                  2.4 (A) FIRST REPRICING PERIOD -- TRANCHE A. The "FIRST REPRICING PERIOD" shall commence on April 1, 2001, and end twenty (20) Business Days after such date. If the average Closing Bid Prices during the First Repricing Period (the "FIRST REPRICING PRICE") is not equal to or greater than $3.76, then Purchaser may request that up to 300,000 Shares shall be repriced. The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

        (3.76 - First Repricing Price) x (300,000)/ First Repricing Price

                      (B) SECOND REPRICING PERIOD - TRANCHE A. The "SECOND REPRICING PERIOD" shall commence on May 1, 2001, and end twenty (20) Business Days thereafter. If the average Closing Bid Prices during the Second Repricing Period (the "SECOND REPRICING PRICE"), is not equal to or greater than $3.76, then the Purchaser may request that up to 300,000 Shares shall be repriced. The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

       (3.76 - Second Repricing Price) x (300,000)/ Second Repricing Price

         2. Solely with respect to the 2,000,000 shares of Tranche B, which have not been repriced as of the date hereof, Sections 2.5, 2.6 and 2.7 of the April 24, 2000 Common Stock Purchase Agreement are hereby deleted and a new Section
2.5 is hereby inserted to read as follows:

                  2.5 (A) FIRST REPRICING PERIOD - TRANCHE B. The "FIRST REPRICING PERIOD" shall commence on June 1, 2001, and end twenty (20) Business Days after such date. If the average of the Closing Bid Prices during the First Repricing Period (the "FIRST REPRICING PRICE") is not equal to or greater than $3.76, then Purchaser may request that up to 333,333 Shares shall be repriced (the "FIRST REPRICED SHARES"). The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

        (3.76- First Repricing Price) x (333,333)/ First Repricing Price

                      (B) SECOND REPRICING PERIOD - TRANCHE B. The "SECOND REPRICING PERIOD" shall commence on SEPTEMBER 1, 2001 and end twenty (20) Business Days thereafter. If the average of the Closing Bid Prices during the Second Repricing Period (the "SECOND REPRICING PRICE") is not equal to or greater than $3.76, then the Purchaser may request that up to 333,333 Shares shall be repriced. The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

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       (3.76 - Second Repricing Price) x (333,333)/ Second Repricing Price

                      (C) THIRD REPRICING PERIOD - TRANCHE B. The "THIRD REPRICING PERIOD" shall commence on October 1, 2001 and end twenty (20) Business Days thereafter. If the average of the Closing Bid Prices during the Third Repricing Period (the "THIRD REPRICING PRICE") is not equal to or greater than $3.76, then the Purchaser may request that up to 333,334 Shares shall be repriced. The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

        (3.76 - Third Repricing Price) x (333,334)/ Third Repricing Price

                      (D) FOURTH REPRICING PERIOD - TRANCHE B. The "FOURTH REPRICING PERIOD" shall commence on November 1, 2001 and end twenty (20) Business Days thereafter. If the average of the Closing Bid Prices during the Fourth Repricing Period (the "FOURTH REPRICING PRICE") is not equal to or greater than $3.76, then the Purchaser may request that up to 333,333 Shares shall be repriced. The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

       (3.76 - Fourth Repricing Price) x (333,333)/ Fourth Repricing Price

                      (E) FIFTH REPRICING PERIOD - TRANCHE B. The "FIFTH REPRICING PERIOD" shall commence on December 1, 2001 and end twenty (20) Business Days thereafter. If the average Closing Bid Prices during the Fifth Repricing Period (the "FIFTH REPRICING PRICE"), is not equal to or greater than $3.76, then the Purchaser may request that up to 333,333 Shares shall be repriced. The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

        (3.76 - Fifth Repricing Price) x (333,333)/ Fifth Repricing Price

                      (F) SIXTH REPRICING PERIOD - TRANCHE B. The "SIXTH REPRICING PERIOD" shall commence on January 1, 2002 and end twenty (20) Business Days thereafter. If the average of the Closing Bid Prices during the Sixth Repricing Period (the "SIXTH REPRICING PRICE"), is not equal to or greater than $3.76, then the Purchaser may request that up to 333,334 Shares shall be repriced. The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

        (3.76 - Sixth Repricing Price) x (333,334)/ Sixth Repricing Price

                                       3
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         3. Solely with respect to the 1,333,333 shares under the 2001 SPA, which have not been repriced as of the date hereof, Sections 2.5, 2.6 and 2.7 of the 2001 SPA are hereby deleted and a new Section 2.5 is hereby inserted to read as follows:
                  2.5 FIRST REPRICING PERIOD. The "FIRST REPRICING PERIOD" shall commence on February 1, 2002, and end twenty (20) Business Days after such date. If the average of the five (5) lowest Closing Bid Prices during the First Repricing Period (the "FIRST REPRICING PRICE") is not equal to or greater than $3.76, then Purchaser may request that up to 444,444 Shares shall be repriced. The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

        (3.76 - First Repricing Price) x (444,444)/ First Repricing Price

                  2.6 SECOND REPRICING PERIOD. The "SECOND REPRICING PERIOD" shall commence on March 1, 2002 and end twenty (20) Business Days thereafter. If the average of the five (5) lowest Closing Bid Prices during the Second Repricing Period (the "SECOND REPRICING PRICE") is not equal to or greater than $3.76, then Purchaser may request that up to 444,444 Shares shall be repriced. The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

       (3.76 - Second Repricing Price) x (444,444)/ Second Repricing Price

                  2.7 THIRD REPRICING PERIOD. The "THIRD REPRICING PERIOD" shall commence on April 1, 2002 and end twenty (20) Business Days thereafter. If the average of the five (5) lowest Closing Bid Prices during the Third Repricing Period (the "THIRD REPRICING PRICE") is not equal to or greater than $3.76, then the Purchaser may request that up to 444,445 Shares shall be repriced. The Company shall issue to Purchaser the number of additional Shares as determined according to the following formula:

       (3.76 - Third Repricing Price) x (444,445)/ Third Repricing Price)

         4. Purchaser shall provide facsimile notice to the Company within five
(5) Business Days after the end of each Repricing Period setting forth the number of the Repriced Shares, if any, that Purchaser wishes to reprice.

                                       4
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         If during any Repricing Period the applicable Registration Statement is suspended or no longer effective, the Repricing Period shall be extended for such number of Business Days during which the Registration Statement was suspended or no longer effective.
         5.       The Company undertakes:
                  (i) (a) BY AUGUST 3, 2001 TO FILE A RULE 462 AMENDMENT TO ITS EXISTING REGISTRATION STATEMENT FOR AT LEAST 2,287,363 ADDITIONAL SHARES OF COMMON STOCK; (b) by August 15, 2001 to file an additional Registration
Statement to register at least 20,000,000 additional shares of Common Stock issuable pursuant to this Agreement, and (c) by July 18, 2001, a Listing Application with the American Stock Exchange for at least 8,500,000 shares; and
                  (ii) to diligently and with all reasonable efforts cause the Registration Statement and Listing Application to become effective as promptly as possible, including reply within five (5) business days to any comments of the Commission or any other body having jurisdiction thereof.
         6. The Company acknowledges that the number of Shares issuable as Repricing Shares may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to the issuance of Repricing Shares. The Company's executive officers and directors have studied and fully understand the nature of the transaction contemplated by this Agreement, and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the

                                       5
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best interests of the Company. The Company specifically acknowledges that its obligation to issue the Repricing Shares is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.
         7. The exercise prices in the Warrants issued by the Company to Purchaser on December 31, 1999 and April 25, 2000, for 200,000 Shares and 500,000 Shares respectively, are each hereby amended to equal $4.00 per Share. After the execution and delivery of this Agreement, the Company will issue and deliver to Purchaser replacement warrants to reflect the amended exercise price. Upon issuance of replacement warrants in accordance herewith, the Purchaser shall surrender the existing warrants for cancellation.
         8. EFFECTIVE UPON THE MUTUAL EXECUTION HEREOF, THE COMPANY, FOR ITSELF AND ON BEHALF OF ALL AFFILIATED PERSONS AND ENTITIES, REPRESENTATIVES, AND ALL PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASING PARTIES"), HEREBY RELEASES AND FOREVER DISCHARGES EACH OF PURCHASER, AND PURCHASER'S DIRECT AND INDIRECT PARTNERS, OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES, REPRESENTATIVES, AGENTS, TRUSTEES, BENEFICIARIES, PREDECESSORS IN INTEREST, SUCCESSORS IN INTEREST AND NOMINEES, OF AND FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS AND CAUSES OF ACTION, WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, ARISING PRIOR TO THE DATE OF EXECUTION OF THIS AGREEMENT, THAT THE COMPANY MAY HAVE HAD, MAY NOW HAVE OR MAY HEREAFTER ACQUIRE WITH RESPECT TO ANY MATTERS WHATSOEVER UNDER, RELATING TO OR ARISING FROM PRIOR AGREEMENTS. THE COMPANY ALSO FULLY WAIVES (i) ANY DEFENSES IT MAY HAVE WITH RESPECT TO HONORING THE TERMS OF THE PRIOR AGREEMENTS, OR ANY (ii) OFFSETS IT MAY HAVE WITH RESPECT TO THE AMOUNTS OWED UNDER THE PRIOR AGREEMENTS. ADDITIONALLY, THE COMPANY REPRESENTS, WARRANTS AND COVENANTS THAT IT HAS NOT, AND AT THE TIME THIS RELEASE

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BECOMES EFFECTIVE WILL NOT HAVE, SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE
CONVEYED TO ANY OTHER PERSON OR ENTITY ALL OR ANY PORTION OF ITS RIGHTS, CLAIMS, DEMANDS, ACTIONS, OR CAUSES OF ACTION HEREIN RELEASED.
         9. Except as specifically set forth herein, nothing contained herein shall in any way be deemed to effect or modify the representations, warranties, rights and obligations of the respective parties as set forth in the Transaction Documents.
         10. As hereby modified and amended, the Transaction Documents remain in full force and effect. This Agreement supersedes any prior Modification Agreement or Amendment executed between the parties.

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IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.
                                             EUROTECH, LTD.

                                             By:    /s/  Don V. Hahnfeldt
                                                    ----------------------------
                                             Name:  Don V. Hahnfeldt
                                                    ----------------------------
                                             Title: President & CEO
                                                    ----------------------------


                                             WOODWARD LLC

                                             By:    /s/Navigator Management Ltd
                                                    ----------------------------
                                             Name:  Navigator Management, Ltd.
                                                    ----------------------------
                                             Title: Director
                                                    ----------------------------